Warrants	12 Months Ended
Dec. 31, 2017
Warrants And Rights Note Disclosure Abstract
Warrants

7. Warrants

As part of our registered offering in February 2012, we sold and issued warrants for the purchase of up to 3,207,500 shares of common stock. Each warrant had an exercise price of $0.70 per share. Warrants for 150,000 shares were previously exercised for cash during 2013. Pursuant to their terms, all 3,057,500 of the then-outstanding unexercised warrants expired on August 6, 2017.